UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                JANUARY 11, 2005
                                (Date of Report)


                           MILITARY RESALE GROUP, INC.
             (Exact name of registrant as specified in its charter)


          NEW YORK                   000-26463                52-2062187
(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)            File Number)           Identification No.)


                              2180 EXECUTIVE CIRCLE
                        COLORADO SPRINGS, COLORADO 80906
                    (Address of principal executive offices)


                                 (719) 391-4564
              (Registrant's telephone number, including area code)


                                       N/A
         (Former name or former address, if changed since last report.)


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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS
         ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT
         ITEM 5.01  CHANGES IN CONTROL OF REGISTRANT.
         ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
SECTION 8 - OTHER EVENTS
         ITEM 8.01  OTHER EVENTS.

            As of January 11, 2005, the Registrant entered into the Agreement, dated as of January 11, 2005 (the "AGREEMENT"), between the Registrant and Lee Brukman ("BRUKMAN"). A copy of the Agreement is filed herewith as Exhibit 10.1. Brukman served as a director and officer of the Registrant on dates prior to the date of the Agreement. In such capacity, Brukman incurred expenses on behalf of the Registrant (the "BRUKMAN EXPENSES") and was entitled to, but did not receive, salary during his period of service as an officer of the Registrant (the "BRUKMAN UNPAID SALARY"). On June 11, 2004, Brukman made a loan (the "BRUKMAN LOAN") to the Registrant in the amount of $75,000 represented by the 8% note, dated June 11, 2004, by the Registrant in favor of Brukman. On June 11, 2004, Brukman caused his affiliate Data Recovery Continuum, Inc. ("DRC") to transfer its ownership of Ohio Street Partners, LLC ("OHIO STREET") to the Registrant in exchange for 1,920,000 shares (the "DISPUTED SHARES") of common stock, par value $0.0001 per share (the "REGISTRANT COMMON STOCK"), of the Registrant, and warrants (the "DISPUTED WARRANTS", and, together with the Disputes Shares, the "DISPUTED SECURITIES") to purchase an aggregate of 960,000 shares of Registrant Common Stock. Issues arose as to encumbrances covering the title to the assets of Ohio Street in breach of the documents evidencing such exchange.

            The Agreement was negotiated for the purpose of resolving all outstanding disputes between the Registrant and Brukman. Pursuant to the Agreement, the parties agreed to the following actions:

          o To the extent that Brukman was or may have been serving as an officer and/or director of the Registrant as of the date of the Agreement, effective upon the execution of the Agreement, Brukman resigned from all positions as an officer and as a director of the Registrant;

          o The Registrant and Brukman agreed that the aggregate amount owed by the Registrant to Brukman is $120,000, which amount includes the repayment of the Brukman Loan, the reimbursement of the Brukman Expenses, and the payment of the Brukman Unpaid Salary, which amounts are represented by a promissory note (the "NOTE"), the form of which has been filed herewith as Exhibit 10.2;

          o    The terms of the Note are as follows:

               o    10% interest;

               o $6,000 payable on each of February 1, 2005, February 22, 2005; March 8, 2005; and March 29, 2005 (the "PERIODIC PAYMENTS");

               o    Balance payable on or prior to July 8, 2005; and

               o Commencing on the date of first Periodic Payment, the Note shall be mandatorily prepaid by the Registrant to the extent of the excess of (A) over (B), where (A) equals twenty-five (25%) percent of any capital raised by the Registrant, whether in the form of equity, derivative securities (e.g., warrants, options, convertible securities, exchangeable securities, or otherwise), or indebtedness (other than trade indebtedness), and (B) equals the Periodic Payments made through the date of the prepayment;


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          o    The Registrant shall deliver to Brukman evidence of the
               Registrant's ownership of Ohio Street, duly endorsed and in proper form for transfer;

          o Brukman shall cause his affiliates to deliver to the Registrant the stock certificates and warrants comprising the Disputed Securities, duly endorsed and in proper form for transfer. Upon receipt thereof, the Registrant shall cause the Disputed Shares to become authorized, but unissued, shares of Registrant Common Stock, and shall cancel the Disputed Warrants; and

          o The Registrant and Brukman granted to one another general releases, subject to the carve-outs set forth in the Agreement.

            Upon receipt of the Disputed Securities, or any securities issued upon the exercise of the Disputed Warrants, the Registrant intends to cancel the Disputed Shares and return the Disputed Shares to the authorized, but unissued shares of capital stock of the Registrant, and cancel the Disputed Warrants.

            As a result of the foregoing, the transactions contemplated by the previous announcement of the regarding its intent to acquire a large, high quality, distribution facility in Colorado Springs, Colorado from DRC, an entity affiliated with Brukman, for $5.5 million, and 2,400 residential lots south of Phoenix, Arizona from DRC for $7.5 million and convertible securities, have been terminated. The Registrant delivered no cash or securities in connection with such transactions.

            Upon the resignation of Brukman, Ethan Hokit, the sole remaining director on the Board of Directors, appointed Edward T. Whelan to as director to fill the vacancy created by such resignation. Certain biographical information regarding Mr. Whelan is set forth below:

            Mr. Whelan was a co-founder of MRG-Maryland in October 1997 and served as its Chairman and Chief Executive Officer until the consummation of its reverse acquisition by the Registrant in November 2001, at which time he became the Registrant's Chairman of the Board and Chief Executive Officer. From April 1998 until October 2003, Mr. Whelan also served as the President and a principal stockholder of Xcel Associates, Inc., a company engaged in providing financial consulting to small and medium-sized companies and to high net worth individuals. From 1989 to December 2001, Mr. Whelan also served as President and a principal shareholder of Shannon Investments, Inc., a consulting firm to small and medium-sized companies. From 1968 to 1971, Mr. Whelan attended St. Peters College in Jersey City, New Jersey, where he majored in Economics.

            On January 24, 2005, the Registrant issued the press release attached as Exhibit 99.1 relating to the foregoing.

         ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.


             10.1 Form of Agreement, dated as of January 11, 2005, between the Registrant and Lee Brukman

             10.2 Form of Promissory Note, dated January 11, 2005, by the Registrant in favor of Lee Brukman


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                  99.1     Press Release


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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                                    SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:  JANUARY 24, 2005

                                            MILITARY RESALE GROUP, INC,



                                            By:  /s/ Ethan Hokit
                                               ---------------------------------
                                                     Name:  Ethan Hokit
                                                     Title: President


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